UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               October 27, 2011
               Date of Report (Date of earliest event reported)

                            Medytox Solutions, Inc.
            (Exact name of registrant as specified in its charter)

                                    Nevada
                (State or Other Jurisdiction of Incorporation)

                                   000-54346
                           (Commission File Number)

                                  54-2156042
                       (IRS Employer Identification No.)

    400 South Australian Avenue; 8th floor; West Palm Beach, Florida 33401
             (Address of Principal Executive Offices and Zip Code)

                                (561) 855-1626
             (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c)

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The following discussion provides only a brief description of the document described below. The discussion is qualified in its entire team by the full text of the agreement, which is attached to this Current Report on Form 8-K as
Exhibit 10.1 and is incorporated by reference herein.

On August 22, 2011, Medytox Solutions, Inc. (OTCBB: "MMMS"), f/k/a Casino Players, Inc. (the "Company"), entered into an agreement (the "Agreement") for the purchase of all issued and outstanding equity ownership interests of Medical Billing Choices, Inc. a/k/a TA ARC Medical Billing ("MBC") from its shareholders ("Shareholders"). MBC is a corporation maintaining its principal place of business at 814 Tyvola Road, Suite 116, Charlotte, North Carolina 28217.

The Agreement provides that the total purchase price is $850,000.00. One hundred thousand dollars ($100,000.00) has been paid to Shareholders as of the date of this filing. The remaining balance of $750,000.00 will be paid to Shareholders on a monthly basis in an amount equal to 50% of the monthly revenues generated by Company subsidiaries collectively referred to as "Medytox". Upon execution of the Agreement, Shareholders assigned to the Company those shares of MBC common stock equal to forty-nine percent (49%) of the issued and outstanding equity ownership interests of MBC. Such shares are being held by Shareholders as collateral pending tender of the remainder of the purchase price. Upon tender of the total purchase price of $850,000.00, all issued and outstanding equity ownership interests of MBC will be transferred and delivered to the Company, thereby rendering MBC a wholly-owned subsidiary of the Company. In the event that the full purchase price is not paid within twenty-four (24) months from the date of the Agreement, any unpaid balance will immediately become due and payable to Shareholders.

There are no material relationships between the Company, Medytox or their respective affiliates and any of the parties to the Agreement, other than with respect to the Agreement.

Section 8 - Other Events

Item 8.01 Other Events.

On October 26, 2011, the Company was notified by FINRA that its corporate action to change the Company name to Medytox Solutions, Inc. was approved. Additionally, the Company was informed that its new trading symbol would be "MMMS".

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 - Agreement between Medical Billing Choices, Inc. and Casino Players, Inc. dated August 22, 2011.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				MEDYTOX SOLUTIONS, INC.

				By:  /s/:  William G. Forhan
				William G. Forhan, CEO, CFO and Chairman,
				(Principal Executive Officer)
				(Principal Financial and Accounting Officer)

DATED:  October 27, 2011.